UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

To Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

AETRIUM incORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

2350 Helen Street
North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 25, 2014, Aetrium Incorporated (“Aetrium”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) reporting under Item 2.01 that Aetrium had completed a transaction in which it transferred its assets related to its business of designing, manufacturing, marketing and servicing a variety of equipment used in the handling of integrated circuits (the “Transferred Business”) to Boston Semi Automation LLC (“BSA”), a wholly owned subsidiary of Boston Semi Equipment LLC (“BSE”) pursuant to an agreement dated April 22, 2014 (the “Agreement”). The Agreement was included as an exhibit to the Initial Form 8-K. The Initial Form 8-K is hereby amended to include the pro forma financial information required by Item 9.01(b) relating to Aetrium’s transfer of the business.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Aetrium Incorporated

Report Regarding Pro Forma

Condensed Financial Statements

(Unaudited)

The Agreement executed on April 22, 2014 provided for the following:

●	BSA will pay to Aetrium a royalty on all revenue related to the Transferred Business over five years (April 22, 2014 through December 31, 2018) that will start at 15% and decline over time to 3%, subject to certain qualifications and adjustments.

●	Aetrium transferred all inventories, certain equipment, intellectual property, and certain other assets associated with the Transferred Business to BSA.

●	BSA assumed certain liabilities related to the Transferred Business, including certain accounts payable, accrued expenses and product support and warranty obligations.

●	BSA and Aetrium executed a sublease and transition services agreement providing for BSA to continue to operate the Transferred Business in approximately 15,000 square feet within Aetrium’s leased facility in North St. Paul, MN and for each party to provide certain administrative services to the other. The sublease provides for initial monthly rental payments of $19,930 and the term extends through August 31, 2015.

●	Sixteen of Aetrium’s employees that were associated with the Transferred Business were hired by BSA.

The accompanying unaudited pro forma condensed balance sheet gives effect to the business disposition as if it had occurred on December 31, 2013, including recognition of the estimated fair value of the royalty stream and the transfer of assets and liabilities related to the Transferred Business to BSA. The unaudited pro forma condensed statement of operations for the year ended December 31, 2013 presents results of operations as if the business disposition had occurred on January 1, 2013. The pro forma condensed statement of operations does not include an estimated gain on the sale of the net assets of the Transferred Business. We expect to recognize such gain in our quarter ended June 30, 2014.

Pro forma adjustments include the following:

1.	The pro forma condensed balance sheet as of December 31, 2013 includes adjustments reflecting the recognition of the fair value of the royalty stream, the transfer of assets to and the assumption of liabilities by BSA as of December 31, 2013 pursuant to the Agreement and an estimated gain of $0.3 million associated with the transfer of such net assets.

2.	The pro forma statement of operations includes adjustments which reflect the elimination of revenues and costs and the execution of a sublease associated with the Transferred Business.

The pro forma adjustments are based upon historical information and certain assumptions that management deems appropriate. The unaudited pro forma condensed financial data presented herein are not necessarily indicative of the results Aetrium would have obtained had such events occurred at the dates indicated above or of our future results. In addition, the pro forma balance sheet and statement of operations presented herein do not include Aetrium’s business that manufactures, sells, and distributes modular housing units for residential and commercial use, which it acquired on April 2, 2014 as reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2014, which report is incorporated herein by reference.

Aetrium Incorporated

Pro Forma Condensed Balance Sheet

December 31, 2013

(Unaudited)

(in thousands)

	As Historically Reported	Pro Forma Adjustments (Note 1)			Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$1,260	$-			$1,260
Accounts receivable	296	-			296
Inventories	2,075	(2,075)	(1	A)	-
Fair value of earn-out receivables - current	625	700	(1	B)	1,325
Other current assets	38	-			38
Total current assets	4,294	(1,375)			2,919

Property and equipment, net	81	(25)	(1	A)	56

Fair value of earn-out receivables - noncurrent	200	1,300	(1	B)	1,500
Other assets	47	-			47

Total assets	$4,622	$(100)			$4,522

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Capitalized lease obligation, current portion	$32	$-			$32
Trade accounts payable	350	(259)	(1	C)	92
Accrued compensation	126	(108)	(1	C)	18
Other accrued liabilities	260	(20)	(1	C)	239
Total current liabilities	768	(387)			381

Capitalized lease obligation	3	-			3

Shareholders’ equity:
Common stock	1	-			1
Additional paid-in capital	65,830	-			65,830
Accumulated deficit	(61,980)	287	(1	D)	(61,693)
Total shareholders’ equity	3,851	287			4,138

Total liabilities and shareholders’ equity	$4,622	$(100)			$4,522

See accompanying notes to pro forma condensed financial statements.

Aetrium Incorporated

Pro Forma Condensed Statement of Operations

Year Ended December 31, 2013

(Unaudited)

(in thousands, except per share data)

	As Historically Reported	Pro Forma Adjustments (Note 2)			Pro Forma

Net sales	$2,653	$(2,653)	(2	A)	$-
Cost of goods sold	2,726	(2,726)	(2	A)	-
Gross profit (loss)	(73)	73			-

Operating expenses:
Selling, general and administrative	3,474	(833)	(2	A)	2,461
Research and development	488	(488)	(2	A)	-
Total operating expenses	3,962	(1,321)			2,461

Operating loss	(4,035)	1,394			(2,641)
Change in fair value of contingent earn-out	325	-			325
Interest income	2	-			2
Interest expense	(5)	-			(5)
Other income	-	239	(2	B)	239
Loss from continuing operations before income taxes	(3,713)	1,633			(2,080)
Income tax benefit	-	-			-
Loss from continuing operations	$(3,713)	$1,633			$(2,080)

Loss per share – basic and diluted	$(3.44)				$(1.93)

Weighted average common shares outstanding	1,078				1,078

See accompanying notes to pro forma condensed financial statements.

Aetrium Incorporated

Notes to Pro Forma Condensed Financial Statements

(Unaudited)

(in thousands)

NOTE 1 - PRO FORMA CONDENSED BALANCE SHEET ADJUSTMENTS

The following adjustments reflect the recognition of the fair value of the royalty stream and the transfer of assets to and the assumption of liabilities by BSA as of December 31, 2013 pursuant to the Agreement:

(A)	Assets transferred to BSA pursuant to the Agreement:

Inventories	$(2,075)
Property and equipment	(25)
Total	$(2,100)

(B)	Fair value of royalty stream:

Fair value of contingent earn-out - current	$700
Fair value of contingent earn-out - noncurrent	1,300
Total	$2,000

(C)	Liabilities assumed by BSA pursuant to the Agreement:

Trade accounts payable	$(259)
Accrued compensation	(108)
Other accrued liabilities	(20)
Total	$(387)

(D)	Adjustments to shareholders’ equity:

Estimated gain on the transfer of net assets reflected in Notes 1(A), 1(B), and 1(C) above	$287

NOTE 2 - PRO FORMA CONDENSED STATEMENT OF OPERATIONS ADJUSTMENTS

The pro forma condensed statement of operations for the year ended December 31, 2013 assumes that the transfer of the Transferred Business occurred on January 1, 2013. The pro forma adjustments reflect the elimination of revenues and costs and sublease income associated with the Transferred Business.

(A)	Elimination of revenues and costs associated with the Transferred Business:

Net revenues	$2,653
Cost of goods sold	(2,726)
Selling, general and administrative	(833)
Research and development	(488)
Total	$(1,394)

(B)	Sublease income associated with the Transferred Business:

Other income	$239

Supplementary Information:

The estimated pro forma gain on the sale of net assets of $0.3 million is not reflected in the pro forma condensed statement of operations. Such gain will be recorded in the quarter ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

	By:	/s/ Paul H. Askegaard
Paul H. Askegaard
Chief Financial Officer

Dated: April 28, 2014